Exhibit 31 - Certifications

I, Anthony Clanton, certify that:

1. I have  reviewed  this  annual  report on Form  10-KSB  of  Inform  Worldwide
Holdings Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The  registrant's  other  certifying  officer(s)  and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the
registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal  control  over  financial  reporting  to  be  designed  under  our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and
     procedures  and  presented  in  this  report  our  conclusions   about  the
     effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     (d)  Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially  affect,  the  registrant's  internal  control over financial reporting; and

5. The registrant's other certifying  officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

     (a) All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the  registrant's  ability to record,  process, summarize and report financial information; and

     (b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date: October 14, 2003

/s/ Anthony Clanton
Anthony Clanton
President, Chief Executive Officer and
Director

Exhibit 31 - Certifications

I,  Donald Plekenpol, certify that:

1. I have  reviewed  this  annual  report on Form  10-KSB  of  Inform  Worldwide
Holdings Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The  registrant's  other  certifying  officer(s)  and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as defined in Exchange Act Rules  13a-15(f) and  15d-15(f))  for the
registrant and have:

     (c)  Designed  such  disclosure  controls  and  procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

     (d) Designed such internal control over financial reporting, or caused such internal  control  over  financial  reporting  to  be  designed  under  our supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and
     procedures  and  presented  in  this  report  our  conclusions   about  the
     effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     (d)  Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially  affect,  the  registrant's  internal  control over financial reporting; and

5. The registrant's other certifying  officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

     (b) All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely  affect the  registrant's  ability to record,  process, summarize and report financial information; and

     (b) Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date: October 14, 2003

/s/  Donald Plekenpol
Donald Plekenpol
Treasurer, Secretary and Director